                                                  ------------------------------
                                                            OMB APPROVAL
                                                  ------------------------------
                                                  OMB NUMBER:          3235-0145
                                                  Expires:      October 31, 1994
                                                  Estimated average burden
                                                  hours per response . . . 14.90
                                                  ------------------------------

                        Exhibit III to Amendment No. 2

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  SCHEDULE 13G
                                 (RULE 13d-102)

            INFORMATION STATEMENT PURSUANT TO RULES 13d-1 AND 13d-2
                   UNDER THE SECURITIES EXCHANGE ACT OF 1934
                         (AMENDMENT NO.              )*
                                        -------------



                            AVID TECHNOLOGY INC.
--------------------------------------------------------------------------------
                              (Name of Issuer)

                    Common Stock, par value $0.01 per share
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                  05367P100
                             ------------------
                               (CUSIP Number)



Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).





                              Page 17 of 24 pages

CUSIP No.    05367P100               13G              Page   2   of   8   Pages
             ---------                                      ---      ----

---------------------------------------------------------------------------------------------------------------------------------
 1      NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                B.A.T Industries p.l.c.

----------------------------------------------------------------------------------------------------------------------------------
 2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                              (a) [ ]

                                                                                                                       (b) [ ]

----------------------------------------------------------------------------------------------------------------------------------
 3      SEC USE ONLY


----------------------------------------------------------------------------------------------------------------------------------
 4      CITIZENSHIP OR PLACE OF ORGANIZATION


                England

----------------------------------------------------------------------------------------------------------------------------------
                   5     SOLE VOTING POWER

                            -0-

                   ---------------------------------------------------------------------------------------------------------------
  NUMBER OF        6     SHARED VOTING POWER
   SHARES
 BENEFICIALLY               646,900
  OWNED BY
    EACH           ---------------------------------------------------------------------------------------------------------------
  REPORTING        7     SOLE DISPOSITIVE POWER
   PERSON
    WITH                    -0-

                   ---------------------------------------------------------------------------------------------------------------
                   8     SHARED DISPOSITIVE POWER

                            646,900

----------------------------------------------------------------------------------------------------------------------------------
 9     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

               646,900

----------------------------------------------------------------------------------------------------------------------------------
10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                                [ ]

               N.A.

----------------------------------------------------------------------------------------------------------------------------------
11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

               6.41%

----------------------------------------------------------------------------------------------------------------------------------
12     TYPE OF REPORTING PERSON*

               HC (See Item 3)

----------------------------------------------------------------------------------------------------------------------------------

                    *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 18 of 24 pages

CUSIP No.    05367P100               13G               Page   3   of   8   Pages
             ---------                                       ---      ----

---------------------------------------------------------------------------------------------------------------------------------
 1    NAME OF REPORTING PERSON
      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

               FARMERS GROUP, INC.

----------------------------------------------------------------------------------------------------------------------------------
 2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                                (a) [ ]

                                                                                                                       (b) [ ]

----------------------------------------------------------------------------------------------------------------------------------
 3    SEC USE ONLY




----------------------------------------------------------------------------------------------------------------------------------
 4    CITIZENSHIP OR PLACE OF ORGANIZATION


               Nevada

----------------------------------------------------------------------------------------------------------------------------------
                       5     SOLE VOTING POWER

                                   -0-

                       -----------------------------------------------------------------------------------------------------------
   NUMBER OF           6     SHARED VOTING POWER
    SHARES
 BENEFICIALLY                      646,900
   OWNED BY
     EACH              -----------------------------------------------------------------------------------------------------------
  REPORTING            7     SOLE DISPOSITIVE POWER
    PERSON
     WITH                          -0-

                       -----------------------------------------------------------------------------------------------------------
                       8     SHARED DISPOSITIVE POWER

                                   646,900

----------------------------------------------------------------------------------------------------------------------------------
 9    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

               646,900


----------------------------------------------------------------------------------------------------------------------------------
10    CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                                [ ]

               N.A.


----------------------------------------------------------------------------------------------------------------------------------
11    PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

               6.41%


----------------------------------------------------------------------------------------------------------------------------------
12    TYPE OF REPORTING PERSON*

               IC (See Item 3)

----------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 19 of 24 pages

Item 1 (a).     Name of Issuer:
----------

                AVID TECHNOLOGY INC.

Item 1 (b).     Address of Issuer's Principal Executive Office:
----------

                Metropolitan Technology Park
                One Park West
                Tewksbury, MA 01876

Item 2(a).      Name of Person Filing:
---------

                B.A.T Industries p.l.c., an English corporation ("B.A.T"), and Farmers Group, Inc. ("Farmers"), a US corporation; Farmers is the beneficial owner of the Issuer's securities identified in
                Item 2(d) below through various subsidiaries of Farmers, by insurance exchanges for which Farmers acts as attorney-in-fact or by benefit plans for employees of Farmers and its subsidiaries for which Farmers has investment discretion. No such entity beneficially owns in excess of 5% of the class of shares in respect of which this report is being made; and B.A.T may be deemed to be the indirect beneficial owner of such securities by indirectly owning 100% of the issued and outstanding shares of Farmers through B.A.T's wholly-owned subsidiary, South Western Nominees Limited. The filing of this statement by B.A.T shall not be construed as an admission that B.A.T is, for the purposes of Section 13(d) or 13(g) of the Act or under the laws or regulations of the United Kingdom, the beneficial owner of any securities covered by this statement.

Item 2(b).      Address of Principal Business Office or, if none, Residence:
---------

                B.A.T Industries p.l.c.
                Windsor House
                50 Victoria Street
                London SW1H ONL
                England

                Farmers Group, Inc.
                4680 Wilshire Boulevard
                Los Angeles, California 90010
                USA

Item 2(c).      Citizenship:
---------

                B.A.T Industries p.l.c.   - England
                Farmers Group, Inc.       - Nevada





                              Page 20 of 24 pages

Item 2(d).           Title of Class of Securities:
---------

                     Common stock, par value $0.01 per share

Item 2(e).           CUSIP Number:  05367P100
---------

Item 3.              This statement is filed pursuant to Rule 13d-1(b) by
------               B.A.T, a Parent Holding Company, in accordance with
                     Section 240.13d-1(b)(ii)(G), and by Farmers Group, Inc., an Insurance Company incorporated under the laws of Nevada.

Item 4.              Ownership:
------

                     (a)      Amount Beneficially Owned:

                                      646,900

                              The shares being reported were acquired by various subsidiaries of Farmers Group, Inc. by insurance exchanges for which Farmers Group, Inc., acts as attorney-in-fact or by benefit plans for employees of Farmers Group, Inc. and its subsidiaries for which Farmers Group, Inc.
                              has investment discretion. No such entity beneficially owns in excess of 5% of the class of shares in respect of which this report is being made.

                     (b)      Percent of Class:

                                      6.41%

                     (c)      Number of shares as to which person has:

                              (i)     Sole voting power:                -0-
                              (ii)    Shared voting power:              646,900
                              (iii)   Sole disposition power:           -0-
                              (iv)    Shared disposition power:         646,900

Item 5.         Ownership of Five Percent or Less of a Class:
------

                        Not Applicable.





                              Page 21 of 24 pages

Item 6.         Ownership of More than Five Percent on Behalf of Another Person:
------

                        Not Applicable.

Item 7.         Identification and Classification of the Subsidiary Which
------          Acquired the Security Being Reported on by the Parent Holding
                Company:

                        Not Applicable.

Item 8.         Identification and Classification of Members of the Group:
------

                        Not Applicable.

Item 9.         Notice of Dissolution of the Group:
------

                        Not Applicable.

Item 10.        Certification:
-------

                        By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.





                             Page 22 of 24 pages

                                 SIGNATURES


        After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                        B.A.T INDUSTRIES p.l.c.


                                        By:  /s/ A R Holliman
                                           --------------------
                                           Name:    A R HOLLIMAN
                                           Title:  ASSISTANT CORPORATE SECRETARY

                                        Date:  February 9, 1994





                              Page 23 of 24 pages

                                 SIGNATURES


        After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                      FARMERS GROUP, INC.


                                      By:  /s/ Maryann Seltzer
                                         ---------------------------
                                         Name:  Maryann Seltzer
                                         Title:  Corporate Secretary

                                      Date:  February 9, 1994





                              Page 24 of 24 pages